Leases	12 Months Ended
Dec. 31, 2021
Disclosure of leases [Abstract]
LEASES
Note 16:-	LEASES

The Group leases substantially all of its office space and vehicles under operating leases. The Group’s leases have original lease periods expiring between 2021 and 2033. Some leases include one or more options to renew. The Group does not assume renewals in its determination of the lease term unless the renewals are deemed to be reasonably certain at lease commencement. Lease payments included in the measurement of the lease liability comprise the following: the fixed non-cancellable lease payments, payments for optional renewal periods where it is reasonably certain the renewal period will be exercised, and payments for early termination options unless it is reasonably certain the lease will not be terminated early.

Under IFRS 16, all leases with durations greater than 12 months, including non-cancellable operating leases, are now recognized on the statement of financial position. The aggregated present value of lease agreements is recorded as a long-term asset titled operating lease right-of-use assets.

The corresponding lease liabilities are classified between operating lease liabilities which are current and long-term.

Maturity analysis of undiscounted future lease payments receivable for operating leases:

2022	43,702
2023	34,125
2024	13,068
2025	10,784
2026	8,724
2027 and thereafter	31,428
Total undiscounted cash flows	141,831
Less imputed interest	(15,337)
Present value of lease liabilities	126,494

Depreciation expenses of operating lease right-of-use assets totaled $33,531, $34,408 and $43,032 for the years ended December 31, 2019, 2020 and 2021, respectively.